UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 21, 2019
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Element Solutions Inc
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(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 East Broward Boulevard, Suite 127 Fort Lauderdale, Florida	33394
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   (561) 207-9600

Not Applicable
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ESI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 12, 2019, Element Solutions Inc (the "Company") announced that, in connection with transition planning for his expected retirement, J. David Tolbert had resigned as Chief Human Resources Officer and a named executive officer of the Company, but would remain an employee of the Company in a transition role pending completion of the transition of his duties to his successor. In connection with Mr. Tolbert’s retirement as of July 1, 2019, the Company and Mr. Tolbert have entered into a letter agreement and release, dated June 21, 2019 (the "Letter Agreement"), pursuant to which Mr. Tolbert agreed to a customary release and restrictive covenants. The Letter Agreement becomes effective after a seven day revocation period, after which, if the Letter Agreement has not been revoked, Mr. Tolbert would be entitled to receive, among other things: (i) severance payments in regular payroll payments over a period of 18 months (the "Severance Period") at a reduced base salary implemented during his transition period (equivalent to approximately 1/3 of his previous base salary), less applicable withholdings, deductions and offsets, if any; (ii) continuation of coverage under the Company’s medical and dental insurance plans at rates applicable to active employees until the earliest to occur of (x) the end of the Severance Period, (y) the date on which Mr. Tolbert is eligible for Medicare, and (z) the date on which Mr. Tolbert becomes eligible for coverage of a new employer; and (iii) to the extent approved by the Company's board of directors at its next meeting, the vesting, within 90 days of the effective date of the Letter Agreement, of 30,791 shares from the unvested time-based restricted stock units and performance-based restricted stock units granted to Mr. Tolbert in 2017 and 2018.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEMENT SOLUTIONS INC
(Registrant)
June 27, 2019	/s/ John E. Capps
(Date)	John E. Capps
Executive Vice President, General Counsel and Secretary